Annual Report

December 31, 2002

T. Rowe Price
Health Sciences Portfolio

Dear Investor

The past year has been a severe test for the equity markets. A third straight year of decline in the broad market - the longest stretch since 1939 - 1941 - pushed valuations down in every sector, and health care investors were not spared. Negative company-specific events within health care contributed to the difficulties, souring investor attitudes even toward solidly profitable companies.

  In this pervasively negative environment, the portfolio finished the six and 12 months ended December 31, 2002, with sharp declines. Its results were mixed relative to the S&P 500 and to its peers. All major segments within health care declined for the year, despite a rally in biotech and drug stocks at year-end.

  Performance Comparison

  Periods Ended 12/31/02                        6 Months              12 Months
  ------------------------------------------------------------
  Health Sciences
  Portfolio                                       -7.34%                -28.07%

  Health Sciences
  Portfolio - II Class                             -7.49                    -

  S&P 500 Stock Index                             -10.30                 -22.10

  Lipper Health/Biotechnology
  Funds Index                                      -6.86                 -26.21

Market and Portfolio Review

  Up until October, the broad market environment was burdened by a weak economy, poor corporate earnings, and bad business behavior. Investors shunned risk, generally preferring lower-risk asset classes or, within the equity universe, inexpensive investments with stable earnings outlooks. During this period, health care providers survived and thrived, as an improving earnings trend gave the segment strong defensive properties. The more speculative biotechnology segment was battered.

  However, after October, investors began to look forward to better times in 2003, and acceptance of risk increased. Biotech benefited strongly from this trend, at the expense of providers, which gave up earlier gains. Meanwhile, pharmaceuticals - once viewed as highly defensive - struggled throughout the year with weak earnings and a negative regulatory environment. Only in the fourth quarter did drug stocks bounce back from their lows. By year-end, not one of the major industries in health care had posted a 12-month gain, and even companies that had made great progress in their earnings growth posted steep losses, such as Cephalon.

Biotechnology and Pharmaceuticals

  We believe that biotechnology holds the greatest long-term potential of all the health care segments, and as a result we have consistently invested the greatest portion of assets here. Our current position stands at approximately 40% of net assets. In general, our stock selection criteria proved effective throughout the year, as several individual holdings performed relatively well. Our best relative performer, for example, was Trimeris, an emerging biotech firm developing a first-in-class treatment for HIV. Nonetheless, overweighting this weak group did not benefit our results versus our peer group in 2002.

  Sector Diversification
                                                 6/30/02               12/31/02
  ------------------------------------------------------------
  Biotechnology                                    33.8%                  41.4%

  Pharmaceuticals                                   24.2                   26.2

  Life Sciences                                      1.9                    1.5

  Products and Devices                               7.0                    6.5

  Services                                          31.2                   24.1

  Reserves                                           2.3                    1.2

  Options                                           -0.4                   -0.9
  ------------------------------------------------------------
  Total                                           100.0%                 100.0%

  Based on net assets as of 12/31/02.

  Looking forward, we are particularly enthusiastic about the potential for the leaders in the biotech industry. We currently have significant stakes in established firms such as Amgen, MedImmune, and Gilead Sciences, all of which offer real earnings, attractive new products, and strong growth potential. We feel that the achievements of these firms will set a positive tone for the entire industry.

  Pharmaceuticals also remained an important exposure in the portfolio. Because drug stocks struggled throughout the year, we kept our stake (26% at year-end) a good bit lower than our peer group. Our chosen stocks generally aided our relative results, but patience was necessary. Our major position in Wyeth, for example, tumbled severely midyear when the firm's hormone replacement drug was shown to have possible safety concerns. However, as the year ended, Wyeth had a respectable rebound, and though it is still struggling to stabilize its business, we feel the situation will improve and that the company is poised to do well in the second half of 2003.

  As a group, the worst may well be over for pharmaceuticals. For example, the next few quarters' earnings will almost certainly compare favorably to 2002 results. However, we remain relatively cautious in this sector because important fundamental problems remain. The difficulty of discovering and developing important new medicines has never been greater, and it will take time to resolve these problems. Aside from maintaining holdings in some of the best-positioned major drug companies, such as Pfizer, we plan to focus on some of the smaller or mid-size firms in the industry where success with a small number of drugs can have a tremendous impact on overall earnings.

Services and Devices

  The best move we made earlier in the year, both for absolute performance and compared with our peer group, was to expand our stake in health care providers and services. We overweighted this segment, which posted a modest decline compared with biotech and drug stocks. Our positions also worked out favorably, especially with strong gains on large positions in UnitedHealth Group and Anthem. Our second worst performer during the year was Tenet Healthcare, which sank after allegations of fraud.

  By year-end, our position in services dropped to 24% of net assets from more than 31%. This change was primarily the result of market activity in the fourth quarter. We do not anticipate making major changes in our services allocation in the near term.

  Although products and devices remains one of our smallest industry positions, drug-coated stents may prove to be a revolutionary technology in this field. We gained considerable value from a substantial position in one of the primary beneficiaries of this development, Boston Scientific.

Outlook

  Our view has been that once the markets begin to stabilize and investors are more accepting of risk, growth stocks and specifically health care would be benefactors. In the short term, there are several companies within health care offering investors high growth. Longer term, however, we continue to believe that health care remains an area of tremendous future growth potential. The ongoing need for more and better medicines, combined with significant scientific progress, should provide meaningful investment opportunities.

  Respectfully submitted,

  Kris H. Jenner
  Chairman of the portfolio's Investment Advisory Committee

  John H. Laporte
  Vice President

  January 24, 2003

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

Portfolio Highlights

Contributions to the Change in Net Asset Value Per Share

6 Months Ended 12/31/02

                             TEN BEST CONTRIBUTORS
-----------------------------------------------------
NPS Pharmaceuticals                                          6(cents)

Neurocrine Biosciences                                              6

Boston Scientific                                                   5

Forest Laboratories                                                 5

Pharmacia                                                           4

Medicines Company                                                   3

MedImmune                                                           2

Exelixis                                                            2

Cephalon                                                            2

Amgen                                                               2
-----------------------------------------------------
Total                                                       37(cents)
-----------------------------------------------------

TEN WORST CONTRIBUTORS
-----------------------------------------------------
Tenet Healthcare                                           -18(cents)

Laboratory Corporation of America                                  10

Wyeth                                                               8

Alkermes                                                            7

Pfizer                                                              5

Baxter International                                                4

Transkaryotic Therapies                                             4

AmerisourceBergen                                                   3

UnitedHealth Group                                                  3

Triad Hospitals                                                     3
-----------------------------------------------------
Total                                                      -65(cents)
-----------------------------------------------------

12 Months Ended 12/31/02

TEN BEST CONTRIBUTORS
-----------------------------------------------------
UnitedHealth Group                                           6(cents)

Boston Scientific                                                   5

Wellpoint Health Networks                                           4

Forest Laboratories                                                 3

Medicines Company                                                   3

Anthem                                                              3

Gilead Sciences                                                     2

Neurocrine Biosciences                                              2

Teva Pharmaceutical*                                                1

Pharmacia                                                           1
-----------------------------------------------------
Total                                                       30(cents)
-----------------------------------------------------

TEN WORST CONTRIBUTORS
-----------------------------------------------------
Cephalon                                                   -16(cents)

Tenet Healthcare                                                   15

Wyeth                                                              15

Alkermes                                                           14

MedImmune                                                          12

Pfizer                                                             11

King Pharmaceuticals**                                             10

Invitrogen                                                          9

Sepracor**                                                          9

OSI Pharmaceuticals                                                 9
-----------------------------------------------------
Total                                                     -120(cents)
-----------------------------------------------------

 * Position added
** Position eliminated

Portfolio Highlights

Twenty-Five Largest Holdings

                                                           Percent of
                                                           Net Assets
                                                             12/31/02
-----------------------------------------------------
UnitedHealth Group                                               5.6%

Cephalon                                                          5.1

Anthem                                                            5.0

Gilead Sciences                                                   4.5

MedImmune                                                         4.4

Pfizer                                                            4.1

Trimeris                                                          4.0

Wyeth                                                             3.5

Pharmacia                                                         3.5

Forest Laboratories                                               3.0

Neurocrine Biosciences                                            2.8

Omnicare                                                          2.8

NPS Pharmaceuticals                                               2.5

Boston Scientific                                                 2.4

HCA                                                               2.2

Amgen                                                             2.2

Abbott Laboratories                                               2.2

Medicines Company                                                 1.9

Eli Lilly                                                         1.8

Allergan                                                          1.8

Johnson & Johnson                                                 1.6

Advanced Neuromodulation Systems                                  1.6

Teva Pharmaceutical                                               1.6

Scios                                                             1.4

Wellpoint Health Networks                                         1.4

Total                                                           72.9%
-----------------------------------------------------
Note: Table excludes investments in the T. Rowe Price Reserve
Investment Fund.

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Health Sciences Portfolio

As of                  S&P 500                 Health Sciences
12/31/02                  Index                         Shares

12/29/2000              10,000                          10,000
03/31/2001               8,814                           7,480
06/30/2001               9,330                           9,020
09/30/2001               7,961                           8,010
12/31/2001               8,811                           9,120
06/30/2002               7,652                           7,080
09/30/2002               6,330                           6,440
12/31/2002               6,864                           6,560

Note: Performance for II shares will vary due to the differing fee structure. See returns table below.

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Health Sciences Portfolio

Periods Ended 12/31/02
                                                               Since              Inception
                                      1 Year               Inception                   Date
--------------------------------------------------------------------
Health Sciences
Portfolio                            -28.07%                 -18.96%               12/29/00

Health Sciences Portfolio -
II Class *                                -                  -17.71%                4/30/02

*Cumulative Return

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price Health Sciences Portfolio shares

                                                              For a share outstanding
                                                               throughout each period
                                                           -----------------------------
                                                          Year                     12/29/00
                                                         Ended                      Through
                                                      12/31/02                     12/31/01

NET ASSET VALUE
Beginning of period                                      $9.12                       $10.00

Investment activities
  Net investment income (loss)                          (0.04)                       (0.03)

  Net realized and
  unrealized gain (loss)                                (2.52)                       (0.85)

  Total from
  investment activities                                 (2.56)                       (0.88)

NET ASSET VALUE
End of period                                            $6.56                        $9.12

Ratios/Supplemental Data

Total return(diamond)                                 (28.07)%                      (8.75)%

Ratio of total expenses to
average net assets                                       0.95%                        0.95%

Ratio of net investment
income (loss) to average
net assets                                             (0.55)%                      (0.42)%

Portfolio turnover rate                                  62.2%                        81.1%

Net assets, end of period
(in thousands)                                          $3,564                       $4,671

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

T. Rowe Price Health Sciences Portfolio - II shares

                                              For a share outstanding
                                                throughout the period
                                              ------------------------
                                                              4/30/02
                                                              Through
                                                             12/31/02

NET ASSET VALUE

Beginning of period                                             $7.96

Investment activities
  Net investment income (loss)                                 (0.03)

  Net realized and
  unrealized gain (loss)                                       (1.38)

  Total from
  investment activities                                        (1.41)

NET ASSET VALUE
End of period                                                   $6.55

Ratios/Supplemental Data
Total return(diamond)                                        (17.71)%

Ratio of total expenses to
average net assets                                             1.20%!

Ratio of net investment
income (loss) to average
net assets                                                   (0.75)%!

Portfolio turnover rate                                        62.2%!

Net assets, end of period
(in thousands)                                                    $82

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

! Annualized

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Health Sciences Portfolio
December 31, 2002

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands

Common Stocks 99.8%

BIOTECHNOLOGY 41.1%

International Biotechnology 0.3%
Actelion (CHF) *                                                  210                       $9

                                                                                             9
Other Biotechnology 4.7%
Alexion Pharmaceutical *                                        1,020                       14

Amylin Pharmaceuticals *                                          890                       14

Cubist Pharmaceuticals *                                        1,800                       15

Deltagen *                                                      3,400                        2

DURECT *                                                          700                        2

Esperion Therapeutics *                                         1,030                        7

Exelixis *                                                      5,000                       40

InKine Pharmaceutical *                                           700                        1

Isis Pharmaceuticals
  Class B *                                                       800                        5

Ligand Pharmaceuticals
  Class B *                                                       510                        3

NeoRx *                                                         1,700                        1

Regeneron Pharmaceuticals *                                       960                       18

Telik *                                                           700                        8

Triangle Pharmaceuticals *                                      1,360                        8

Tularik *                                                         530                        4

Versicor *                                                      2,650                       29

ViroPharma *                                                      900                        1

                                                                                           172

U.S. Major - Biotechnology 36.1%
Abgenix *                                                       3,050                       22

Alkermes *                                                      5,270                       33

Amgen *!!                                                       1,660                       80

Biogen *                                                          600                       24

Cephalon *!!                                                    3,830                      186

CV Therapeutics *                                               1,200                       22

Genentech *!!                                                     710                       24

Gilead Sciences *!!                                             4,850                      165

Human Genome Sciences *                                         1,680                       15

IDEC Pharmaceuticals *!!                                        1,108                       37

Imclone Systems *                                               2,080                       22

Medicines Company *                                             4,360                       70

MedImmune *!!                                                   5,910                      161

Millennium Pharmaceuticals *                                    1,200                       10

Neurocrine Biosciences *!!                                      2,261                      103

NPS Pharmaceuticals *                                           3,600                       91

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
OSI Pharmaceuticals *                                             700                      $11

Protein Design Labs *                                             700                        6

Scios *                                                         1,600                       52

Transkaryotic Therapies *                                       1,220                       12

Trimeris *!!                                                    3,400                      147

Vertex Pharmaceuticals *                                        1,600                       25

                                                                                         1,318

Total Biotechnology                                                                      1,499

LIFE SCIENCES 1.5%
Life Sciences 1.5%
Invitrogen *                                                      420                       13

Symyx Technologies *                                            1,800                       23

Waters Corporation *                                              900                       19

Total Life Sciences                                                                         55

PHARMACEUTICALS 26.0%

International Pharmaceuticals 1.7%
Fujisawa Pharmaceutical (JPY)                                     500                       12

Sanofi-Synthelabo (EUR)                                           850                       52

                                                                                            64

U.S. Major- Pharmaceutical 24.3%
Abbott Laboratories !!                                          2,000                       80

Allergan !!                                                     1,150                       66

Eli Lilly !!                                                    1,045                       66

Forest Laboratories *!!                                         1,100                      108

Johnson & Johnson !!                                            1,080                       58

Noven Pharmaceuticals *                                           800                        7

Pfizer                                                          4,900                      150

Pharmacia                                                       3,020                      126

Salix Pharmaceuticals *                                         1,700                       12

Schering-Plough                                                 1,015                       23

Teva Pharmaceutical ADR                                         1,500                       58

Women First Healthcare *                                          500                        2

Wyeth !!                                                        3,440                      129

                                                                                           885

Total Pharmaceuticals                                                                      949

PRODUCTS & DEVICES 6.5%

Implants 6.5%
Advanced Neuromodulation Systems *                              1,650                       58

Aspect Medical Systems *                                        2,800                       10

Baxter International                                              260                        7

Biomet                                                            360                       10

Statement of Net Assets
T. Rowe Price Health Sciences Portfolio
December 31, 2002

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Boston Scientific *!!                                           2,060                      $88

EPIX Medical *                                                  1,400                       10

Fischer Imaging *                                               2,800                       17

St. Jude Medical *!!                                              910                       36

Total Products & Devices                                                                   236

SERVICES 23.9%

Distribution 5.7%
AmerisourceBergen                                                 740                       40

Cardinal Health                                                   650                       39

Omnicare                                                        4,270                      102

Patterson Dental *                                                650                       28

                                                                                           209

Other Services 1.3%
Laboratory Corporation of America *                             1,950                       45

                                                                                            45

Payors 12.1%
Anthem *                                                        2,900                      182

UnitedHealth Group !!                                           2,450                      205

Wellpoint Health Networks *                                       730                       52

                                                                                           439

Providers 4.8%
Davita *                                                          600                       15

HCA                                                             1,960                       81

Tenet Healthcare *!!                                            1,850                       30

Triad Hospitals *                                               1,670                       50

                                                                                           176

Total Services                                                                             869

Total Miscellaneous Common Stocks 0.8%                                                      30

Total Common Stocks (Cost $4,146)                                                        3,638

Options Written (1.0%)

Abbott Laboratories
  Call, 1/18/03 @ $45.00 *                                      (800)                        0

Allergan
  Call, 4/19/03 @ $70.00 *                                      (400)                      (1)

Put, 2/22/03 @ $55.00 *                                         (100)                        0

AmerisourceBergen
  Put, 1/18/03 @ $80.00 *                                       (100)                      (3)

Amgen, Call, 1/18/03 @ $45.00 *                                 (700)                      (3)

Boston Scientific
  Call, 1/18/03 @ $45.00 *                                      (300)                        0

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Bristol Meyers Squibb
  Put, 1/17/04 @ $25.00 *                                       (100)                     $(1)

Cephalon, Call, 1/18/03 @ $60.00 *                              (300)                        0

Eli Lilly
  Call, 1/18/03 @ $70.00 *                                      (200)                        0

  Call, 4/19/03 @ $70.00 *                                      (100)                        0

  Call, 4/19/03 @ $75.00 *                                      (100)                        0

Forest Laboratories
  Call, 5/17/03 @ $110.00 *                                     (100)                      (1)

  Call, 5/17/03 @ $115.00 *                                     (100)                        0

  Put, 5/17/03 @ $90.00 *                                       (100)                        0

Genentech
  Call, 3/22/03 @ $40.00 *                                      (500)                        0

Gilead Sciences

  Call, 1/18/03 @ $40.00 *                                      (300)                        0

  Call, 2/22/03 @ $45.00 *                                      (100)                        0

  Call, 5/17/03 @ $45.00 *                                      (500)                      (1)

HCA, Put, 5/17/03 @ $40.00 *                                    (100)                        0

IDEC Pharmaceuticals
  Call, 1/18/03 @ $40.00 *                                      (100)                        0

  Call, 1/18/03 @ $45.00 *                                      (300)                        0

  Call, 4/19/03 @ $40.00 *                                      (400)                      (1)

Johnson & Johnson
  Call, 1/18/03 @ $65.00 *                                      (200)                        0

MedImmune
  Call, 1/18/03 @ $30.00 *                                      (300)                        0

  Call, 1/18/03 @ $35.00 *                                      (500)                        0

  Call, 3/22/03 @ $35.00 *                                      (400)                        0

Neurocrine Biosciences
  Call, 1/18/03 @ $50.00 *                                      (300)                        0

  Call, 2/22/03 @ $55.00 *                                      (700)                      (1)

Patterson, Call, 4/19/03 @ $50.00 *                             (300)                        0

St. Jude Medical
  Call, 1/18/03 @ $37.50 *                                      (500)                      (1)

Tenet Healthcare
  Call, 1/18/03 @ $22.50 *                                      (500)                        0

  Put, 1/18/03 @ $55.00 *                                       (200)                      (8)

  Put, 2/22/03 @ $50.00 *                                       (200)                      (6)

Trimeris
  Call, 1/18/03 @ $50.00 *                                      (300)                        0

  Call, 4/19/03 @ $50.00 *                                      (300)                      (1)

  Call, 4/19/03 @ $55.00 *                                      (600)                      (1)

  Call, 4/19/03 @ $60.00 *                                      (100)                        0

Statement of Net Assets
T. Rowe Price Health Sciences Portfolio
December 31, 2002

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
UnitedHealth Group
  Call, 1/18/03 @ $90.00 *                                      (400)                       $0

  Call, 2/22/03 @ $90.00 *                                      (300)                      (1)

  Put, 1/18/03 @ $85.00 *                                       (100)                        0

Waters Corporation
  Call, 2/22/03 @ $25.00 *                                      (500)                        0

Wellpoint, Call, 2/22/03 @ $75.00 *                             (300)                      (1)

Wyeth
  Call, 1/18/03 @ $40.00 *                                      (500)                        0

  Call, 4/19/03 @ $40.00 *                                    (1,900)                      (3)

Total Options Written (Cost $(26))                                                        (34)

Short-Term Investments 1.6%

Money Market Fund 1.6%
T. Rowe Price Reserve Investment
Fund, 1.53% #                                                  58,220                       58

Total Short-Term Investments (Cost $58)                                                     58

Total Investments in Securities
100.4% of Net Assets (Cost $4,178)                                                      $3,662

Other Assets Less Liabilities                                                             (16)

NET ASSETS                                                                              $3,646

                                                                                          Value
-----------------------------------------------------------------------
                                                                                   In thousands
Net Assets Consist of:
Undistributed net realized gain (loss)                                                   $(837)

Net unrealized gain (loss)                                                                (516)

Paid-in-capital applicable to 555,989
shares of $0.0001 par value capital
stock outstanding; 1,000,000,000
shares of the Corporation authorized                                                      4,999

NET ASSETS                                                                               $3,646

NET ASSET VALUE PER SHARE

Health Science Portfolio - shares
($3,563,562/543,426 shares outstanding)                                                   $6.56

Health Science Portfolio - II shares
($82,256/12,563 shares outstanding)                                                       $6.55

  # Seven-day yield

  * Non-income producing

 !! All or a portion of this security is pledged to cover written call options at December 31, 2002 - See Note 2.

ADR American Depository Receipts

CHF Swiss franc

EUR Euro

JPY Japanese yen

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Health Sciences Portfolio
In thousands
                                                                                          Year
                                                                                         Ended
                                                                                      12/31/02

Investment Income (Loss)

Income

  Dividend                                                                                 $14

  Interest                                                                                   2

  Total income                                                                              16

Investment management and administrative expense                                            38

Net investment income (loss)                                                              (22)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                                             (500)

  Written options                                                                           19

  Net realized gain (loss)                                                               (481)

Change in net unrealized gain (loss)

  Securities                                                                             (849)

  Written options                                                                          (8)

  Change in net unrealized gain (loss)                                                   (857)

Net realized and unrealized gain (loss)                                                (1,338)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                     $(1,360)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

T. Rowe Price Health Sciences Portfolio
In thousands
                                                                 Year                 12/29/00
                                                                Ended                  Through
                                                             12/31/02                 12/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                                  $(22)                    $(15)

  Net realized gain (loss)                                      (481)                    (356)

  Change in net unrealized gain (loss)                          (857)                      341

  Increase (decrease) in net assets
  from operations                                             (1,360)                     (30)

Capital share transactions *

  Shares sold

    Health Sciences shares                                        999                    5,160

    Health Sciences - II shares                                   100                        -

  Shares redeemed

    Health Sciences shares                                      (764)                    (459)

  Increase (decrease) in net assets from
  capital share transactions                                      335                    4,701

Net Assets

Increase (decrease) during period                             (1,025)                    4,671
Beginning of period                                             4,671                        -

End of period                                                  $3,646                   $4,671

*Share information

  Shares sold

    Health Sciences shares                                        132                      568

    Health Sciences - II shares                                    13                        -

  Shares redeemed
    Health Sciences shares                                      (101)                     (56)

  Increase (decrease) in shares outstanding                        44                      512

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Health Sciences Portfolio
December 31, 2002

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Health Science Portfolio (the fund) is a diversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks long-term capital appreciation. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund has two classes of shares: Health Sciences Portfolio, offered since December 29, 2000, and Health Sciences Portfolio - II, which was first offered on April 30, 2002. Health Sciences - II sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

  The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

  Valuation - Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the closing bid and ask prices.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

  Class Accounting - Health Sciences Portfolio - II pays distribution and administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Management and administrative fee expense, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

  Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

  Options - Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price until a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the year ended December 31, 2002, were as follows:

T. Rowe Price Health Sciences Portfolio

                                                 Number of
                                                 Contracts              Premiums

  Outstanding at beginning of period                -                        $ -

  Written                                         854                    172,000

  Exercised                                       (5)                    (1,000)

  Expired                                       (254)                   (34,000)

  Closed                                        (443)                  (111,000)

  Outstanding at end of period                    152                    $26,000

  Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,848,000 and $2,442,000, respectively, for the year ended December 31, 2002.

NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

  There were no distributions in the year ended December 31, 2002. At December 31, 2002, the tax-basis components of net assets were as follows:

  Unrealized appreciation                                               $354,000

  Unrealized depreciation                                              (918,000)

  Net unrealized appreciation (depreciation)                           (564,000)

  Capital loss carryforwards                                           (789,000)

  Paid-in capital                                                      4,999,000

  Net assets                                                          $3,646,000

  Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $45,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, the fund had $355,000 of capital loss carryforwards that expire in 2009, and $434,000 that expire in 2010.

  For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

  Undistributed net investment income                                $22,000
  --------------------------------------------------
  Paid-in capital                                                   (22,000)

  At December 31, 2002, the cost of investments for federal income tax purposes was $4,225,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.95% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At December 31, 2002, $12,000 was payable under the agreement.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $2,000 and are reflected as interest income in the accompanying Statement of Operations.

Report of Independent Accountants

  To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of T. Rowe Price Health Sciences Portfolio

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
  T. Rowe Price Health Sciences Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 2003

T. Rowe Price Health Sciences Portfolio

About the Portfolio's Directors and Officers

     Your portfolio is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the portfolio's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the portfolio's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)        Principal Occupation(s) During Past 5 Years and
Year Elected*          Directorships of Other Public Companies
--------------------------------------------------------------------------------
Anthony W. Deering     Director, Chairman of the Board, President,
(1/28/45)              and Chief Executive Officer, The Rouse Company,
2001                   real estate developers
--------------------------------------------------------------------------------
Donald W. Dick, Jr.    Principal, EuroCapital Advisors, LLC, an
(1/27/43)              acquisition and management advisory firm
1994
--------------------------------------------------------------------------------
David K. Fagin         Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)               Golden Star Resources Ltd., and Canyon Resources
1994                   Corp. (5/00 to present); Chairman and President,
                       Nye Corp.
--------------------------------------------------------------------------------
F. Pierce Linaweaver   President, F. Pierce Linaweaver & Associates,
(8/22/34)              Inc., consulting environmental and civil engineers
2001
--------------------------------------------------------------------------------
Hanne M. Merriman      Retail Business Consultant; Director, Ann Taylor
(11/16/41)             Stores Corp., Ameren Corp., Finlay Enterprises, Inc.,
1994                   The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------
John G. Schreiber      Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)             a real estate investment company; Senior Advisor
2001                   and Partner, Blackstone Real Estate Advisors,
                       L.P.; Director, AMLI Residential Properties Trust, Host
                       Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------
Hubert D. Vos          Owner/President, Stonington Capital Corp., a private
(8/2/33)               investment company
1994
--------------------------------------------------------------------------------
Paul M. Wythes         Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)              capital limited partnership, providing equity
1994                   capital to young high-technology companies throughout
                       the United States; Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. Rowe Price Health Sciences Portfolio
Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price    Principal Occupation(s) During Past 5 Years
Portfolios Overseen]        and Directorships of Other Public Companies
--------------------------------------------------------------------------------
John H. Laporte             Director and Vice President, T. Rowe Price
(7/26/45)                   Group, Inc.; Vice President, T. Rowe Price
1994
[15]
--------------------------------------------------------------------------------
James S. Riepe              Director and Vice President, T. Rowe Price; Vice
(6/25/43)                   Chairman of the Board, Director, and Vice President,
1994                        T. Rowe Price Group, Inc.; Chairman of the Board
[105]                       and Director, T. Rowe Price Global Asset Management
                            Limited, T. Rowe Price Investment Services, Inc., T.
                            Rowe Price Retirement Plan Services, Inc., and T.
                            Rowe Price Services, Inc.; Chairman of the Board,
                            Director, President, and Trust Officer, T. Rowe
                            Price Trust Company; Director, T. Rowe Price
                            International, Inc., and T. Rowe Price Global
                            Investment Services Limited; Chairman of the Board,
                            Equity Series
--------------------------------------------------------------------------------
M. David Testa              Chief Investment Officer, Director, and Vice
(4/22/44)                   President,T. Rowe Price; Vice Chairman of the
1994                        Board, Chief Investment Officer, Director, and
[105]                       Vice President, T. Rowe Price Group, Inc.; Director,
                            T. Rowe Price Global Asset Management Limited,
                            T. Rowe Price Global Investment Services Limited,
                            and T. Rowe Price International, Inc.; Director
                            and Vice President, T. Rowe Price Trust Company;
                            President, Equity Series
--------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.

Officers

Name (Date of Birth)
Position(s) Held With Fund     Principal Occupation(s)
--------------------------------------------------------------------------------

Brian W.H. Berghuis (10/12/58) Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President,      Group, Inc.
Equity Series
--------------------------------------------------------------------------------

Stephen W. Boesel (12/28/44)   Vice President, T. Rowe Price, T. Rowe Price
Vice President, Equity Series  Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)   Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Equity Series       Group, Inc., and T. Rowe Price Investment
                               Services, Inc.
--------------------------------------------------------------------------------
Arthur B. Cecil III (9/15/42) Vice President, T. Rowe Price and T. Rowe Price Vice President, Equity Series Group, Inc.
--------------------------------------------------------------------------------

Giri Devulapally (11/18/67)    Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Series  Group, Inc.
--------------------------------------------------------------------------------

Anna M. Dopkin (9/5/67)        Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Series  Group, Inc.
--------------------------------------------------------------------------------

Robert N. Gensler (10/18/57)   Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Series  Group, Inc.
--------------------------------------------------------------------------------

Eric M. Gerster (3/23/71)      Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Series  Group, Inc.


T. Rowe Price Health Sciences Portfolio
Officers (continued)

Name (Date of Birth)
Position(s) Held With Fund      Principal Occupation(s)
--------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)     Director and Vice President, T. Rowe Price
Vice President,                 Group, Inc., T. Rowe Price Investment Services,
Equity Series                   Inc., T. Rowe Price Services, Inc., and T. Rowe
                                Price Trust Company; Vice President, T. Rowe
                                Price, T. Rowe Price International, Inc., and T.
                                Rowe Price Retirement Plan Services, Inc.
--------------------------------------------------------------------------------
Kris H. Jenner (2/5/62)         Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President,       Group, Inc.
Equity Series
--------------------------------------------------------------------------------
J. Jeffrey Lang (1/10/62)       Vice President, T. Rowe Price and T. Rowe Price
Vice President,                 Trust Company
Equity Series
--------------------------------------------------------------------------------
John D. Linehan (1/21/65)       Vice President, T. Rowe Price, T. Rowe Price
Vice President,                 Group, Inc., and T. Rowe Price International,
                                Equity Series Inc.
--------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)   Assistant Vice President, T. Rowe Price and T.
Secretary, Equity Series        Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------
David S. Middleton (1/18/56)    Vice President, T. Rowe Price, T. Rowe
Controller, Equity Series       Price Group, Inc., and T. Rowe Price Trust
                                Company
--------------------------------------------------------------------------------
Joseph Milano (9/14/72)         Vice President, T. Rowe Price and T. Rowe
Vice President,                 Price Group, Inc.
Equity Series
________________________________________________________________________________
Larry J. Puglia, CFA (8/25/60)  Vice President, T. Rowe Price and T. Rowe
Executive Vice President,       Price Group, Inc.
Equity Series
--------------------------------------------------------------------------------
Brian C. Rogers (6/27/55)       Director and Vice President, T. Rowe
Executive Vice President,       Price Group, Inc.; Vice President, T. Rowe
Equity Series                   Price and T. Rowe Price Trust Company
--------------------------------------------------------------------------------
Robert W. Smith (4/11/61)       Vice President, T. Rowe Price, T. Rowe
Vice President, Equity Series   Price Group, Inc., and T. Rowe Price
                                International, Inc.
--------------------------------------------------------------------------------
Michael F. Sola (7/21/69)       Vice President, T. Rowe Price and T.
Vice President, Equity Series   Rowe Price Group, Inc.
--------------------------------------------------------------------------------
William J. Stromberg, CFA       Vice President, T. Rowe Price and T. Rowe
(3/10/60)                       Price Group, Inc.
Vice President, Equity Series
--------------------------------------------------------------------------------
John F. Wakeman (11/25/62)      Vice President, T. Rowe Price and T. Rowe
Vice President, Equity Series   Price Group, Inc.
--------------------------------------------------------------------------------
Richard T. Whitney (5/7/58)     Vice President, T. Rowe Price, T. Rowe
Executive Vice President,       Price Group, Inc., T. Rowe Price Trust
Equity Series                   Company, and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------
R. Candler Young (9/28/71)      Vice President, T. Rowe Price and T. Rowe Vice
President, Equity Series        Price Group, Inc.; formerly Investment Banking
                                Summer Associate, Goldman Sachs & Company (to
                                1999)
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

29313
TRP596 (2/03)
K15-134 12/31/02